UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2016

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2016, the board of directors (the “Board”) of the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Ruth B. Bennett, John F. Kennedy, Sr., J. Benson Porter and Robert A. Stuart had been elected to the Board for terms commencing on January 1, 2017, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 10, 2016 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2017 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2017. This Form 8-K/A amends the Original Form 8-K to disclose the 2017 Board committee assignments.

Board Committee Assignments

On January 13, 2017, the Board approved the following committee appointments for all directors for 2017:

Executive and Governance Committee	Audit Committee

Dale E. Oberkfell, Chair	W. Douglas Hile, Chair
Michael J. Blodnick, Vice Chair	J. Benson Porter, Vice Chair
Chris D. Grimm	Michael J. Blodnick
Eric A. Hardmeyer	Steven L. Bumann
W. Douglas Hile	David J. Ferries
Teresa J. Keegan	Eric A. Hardmeyer
Ellen Z. Lamale	Robert A. Stuart
Russell J. Lau	Robert M. Teachworth
James G. Livingston

Business Operations and Technology Committee	Finance and Planning Committee

Teresa J. Keegan, Chair	James G. Livingston, Chair
Michael W. McGowan, Vice Chair	Robert M. Teachworth, Vice Chair
Ruth B. Bennett	Steven L. Bumann
David P. Bobbitt	Eric A. Hardmeyer
Marianne M. Emerson	Michelle M. Keeley
John F. Kennedy, Sr.	Michael W. McGowan
Elsie M. Meeks	Dale E. Oberkfell
John H. Robinson	Cynthia A. Parker

Human Resources and Compensation Committee	Mission, Member and Housing Committee

Russell J. Lau, Chair	Chris D. Grimm, Chair
Michelle M. Keeley, Vice Chair	Elsie M. Meeks, Vice Chair
Chris D. Grimm	Ruth B. Bennett
Ellen Z. Lamale	Marianne M. Emerson
James G. Livingston	David J. Ferries
Dale E. Oberkfell	John H. Robinson
Cynthia A. Parker	Joseph C. Stewart
Joseph C. Stewart	David F. Wilson
David F. Wilson

Nominating Committee	Risk Committee

Eric A. Hardmeyer, Chair	Ellen Z. Lamale, Chair
Michael J. Blodnick	John F. Kennedy, Sr., Vice Chair
Marianne M. Emerson	Michael J. Blodnick
W. Douglas Hile	David P. Bobbitt
Russell J. Lau	W. Douglas Hile
Elsie M. Meeks	Teresa J. Keegan
Dale E. Oberkfell	Russell J. Lau
J. Benson Porter
Robert A. Stuart

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

January 20, 2017	By:	/s/ Joseph E. Amato

Name: Joseph E. Amato
Title: Executive Vice President/Chief Financial Officer